GOVERNMENT OF SINGAPORE

LETTER OF ACCEPTANCE

ISSUED

The Nanyang Polytechnic (hereinafter referred to as "the Buyer") hereby accepts your offer via Invitation to Tender No. NYP000ETT21000004 and issues this Letter Of Acceptance (hereinafter referred to as "LOA") for the Goods and Services listed in Annex A of the LOA.

GENERAL INFORMATION

Contract No. / Issue No.	NYP000ECI21004067 / 1
Contract Reference No.	EM/004/2021
Contract Origin	Tender
Tender No.	NYP000ETT21000004
Tender Reference No.	
Contract Description	NYP Term Contract for the Provision of Cleaning, Pest Control and Waste Disposal Services for a duration of 5 years Term Contract Period: 1 Oct 2021 to 30 Sept 2026 Interested tenderers are to register via the FormSG link provided on pg 2 of the attachment "2-Part I_Requirements Specification_EM-004-2021" by 14 May 2021, 5pm for the site briefing that will be held on 19 May 2021. Details of the site briefing will be provided via email after the close of the registration.
Procurement Nature	Period Contract
Type of Purchase	Services
Contract Start Date	01 Dec 2021
Contract End Date	30 Nov 2026

SUPPLIER INFORMATION

Trading Partner Reference No.	198801704H
Supplier Name	PRIMECH A & P PTE. LTD.
GST Registered No.	M2-0083175-6
Address	23 Ubi Crescent, SINGAPORE, 408579

CONTACT PERSON'S DETAILS

Sophia Shao

Email	BDADMIN@PRIMECH.COM.SG
Contact No.	62861868
Fax No.	

BUYER INFORMATION

Buyer Name	Nanyang Polytechnic
Address	Nanyang Polytechnic, 180 Ang Mo Kio Ave 8, Singapore 569830

CONTACT PERSON'S DETAILS

Tan Kee Hak

Email	tan_kee_hak@nyp.edu.sg
Contact No.	65500328
Fax No.	

DETAILS OF CONTRACT

Description of Goods / Services	See Annex A
Total Contract Value	11,342,700.00 (SGD - Singapore Dollar)
Payment Terms	30 days from the date of delivery of goods/services or receipt of invoice, whichever is later.
Billing Location	Finance Department, Nanyang Polytechnic, 180 Ang Mo Kio Ave 8, Singapore 569830 For e-invoice submission at www.vendors.gov.sg, please select sub-bu code NYP20 (Estates Management)

OPTIONAL INFORMATION

Security Deposit (SGD)	113,427.00 (SGD)
Collection of Security Deposit	
Expiry of Security Deposit	
Instructions on Submission for Security Deposit	
Guarantee for Advance Payment	
Collection of Guarantee for Advance Payment	
Expiry of Guarantee for Advance Payment	

SIGNATORY INFORMATION

As provided for in the Invitation to Tender, the Contractor's offer and this LOA shall constitute a binding contract between us upon the terms set out in the Conditions of Contract and the Requirement Specifications.

Name	TAN Jek Min
Designation	SD(Ind&LL)
Contract Signed Date	03 Nov 2021

ANNEX A

LIST OF ITEMS

1

Item No. 1

Term Contract for the Provision of Cleaning, Pest Control and Waste Disposal Services

Unit of Measurement	LOT
Quantity	1.0000
Unit Price	10,238,700.0000 (SGD)
Total Amount	10,238,700.00 (SGD)
Remarks	
Instruction to Supplier	

2

Item No. 2

Term Contract for the Provision of Cleaning, Pest Control and Waste Disposal Services

Unit of Measurement	LOT
Quantity	1.0000
Unit Price	1,104,000.0000 (SGD)
Total Amount	1,104,000.00 (SGD)
Remarks	
Instruction to Supplier	

ANY OTHER INSTRUCTION(S)

This contract is for a period of 5 years from 1 Dec 2021 to 30 Nov 2026. The contract is subject to your offer, the standard condition of contract and tender specifications as set out in the tender. A person who is not party to the contract shall have no rights under the Contracts (Rights of Third Party) Act to enforce any of its terms.

ATTACHMENT INFORMATION

No attachments available.

NANYANG POLYTECHNIC
180 Ang Mo Kio Ave 8, Singapore 569830
Tel: (65) 6451 5115 www.nyp.edu.sg

Contract Ref: EM/018/2016

17 Sep 2021

Primech A & P Pte Ltd
23 Ubi Crescent
Singapore 408579

Attn: Mr Sng Yew Jin

Dear Mr Sng

EXTENSION OF TERM CONTRACT FOR CLEANING AND WASTE DISPOSAL SERVICES (Contract No: NYP000ECO16000768)

1 I am pleased to confirm the extension of Term Contract for Cleaning and Waste Disposal Services for 2 months from 1 Oct 2021 to 30 Nov 2021 at $151,494 per month and total amount of $302,988.00.

2 All other terms and conditions remain unchanged.

3 This letter shall constitute a binding contract between your company and Nanyang Polytechnic.

4 A person who is not party to this Contract shall have no right under the Contracts (Rights of Third Parties) Act to enforce any of its terms.

5 Please acknowledge receipt within ten (10) days from the date of this letter.

Yours faithfully

TAN JEK MIN
Senior Director
Industry & Lifelong Learning

Accepted by:

Name/Signature: Sng Yew Jin

Designation: Snr Vice President

Date: 20 Sep 2021